UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

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        Date of Report (Date of earliest event reported): March 31, 2005

               MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED
                                Initial Depositor
             (Exact name of Registrant as specified in its charter)

                           Software HOLDRS (SM) Trust
                      [Issuer with respect to the receipts]

               DELAWARE                                001-16141                             13-5674085
    (State or other jurisdiction of             Commission File Number          (I.R.S. Employer Identification No.)
            incorporation)

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                                250 Vesey Street
                            New York, New York 10281
              (Address of principal executive offices and zip code)

                          (212) 449-1000 (Registrant's
                     telephone number, including area code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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Item 8.01     Other Events

In connection with a cash merger of Oracle Corp. and Peoplesoft Inc. (NASDAQ:
PSFT), Peoplesoft Inc. will no longer be an underlying constituent of the Software HOLDRS Trust. For each share of Peoplesoft common stock, Peoplesoft Inc. shareholders received $26.50 in cash. The Bank of New York received cash payments in the amount of $212.00 for the 8 shares of Peoplesoft Inc. common stock per 100 share round lot of the Software HOLDRS Trust. The Bank of New York distributed the cash at a rate of $2.12 per depositary share on February 10, 2005.

Item 9.01.    Financial Statements and Exhibits

              (c)  Exhibits

                   99.1 Software HOLDRS Trust Prospectus Supplement dated March
                        31, 2005 to Prospectus dated October 25, 2004.



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                                    SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 MERRILL LYNCH, PIERCE, FENNER &
                                                   SMITH INCORPORATED


Date:  May 18, 2005                         By:   /s/ Satyanarayan R. Chada
                                                 -------------------------------
                                                 Name:  Satyanarayan R. Chada
                                                 Title: First Vice President


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                                  EXHIBIT INDEX

Number and Description of Exhibit
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(99.1) Software HOLDRS Trust Prospectus Supplement dated March 31, 2005 to
       Prospectus dated October 25, 2004.




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